UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 18, 2015
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DEVRY EDUCATION GROUP INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On August 18, 2015, DeVry Education Group Inc. issued a press release announcing its fiscal 2015 fourth quarter and year-end operating results and May and July 2015 enrollment results at DeVry University and Chamberlain College of Nursing and graduate coursetakers at DeVry University/Keller Graduate School of Management. Also announced were May enrollment results for DeVry Medical International and Carrington College enrollment results for the period ended June 30, 2015.  The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Item 8.01     Other Events.

As previously announced, DeVry Education Group Inc. (“DeVry Group”) will hold a conference call to discuss its fourth quarter and fiscal 2015 year-end financial results on August 18, 2015, at 4:00 p.m. CDT (5:00 p.m. EDT).

Item 9.01     Financial Statements and Exhibits

99.1   Press Release dated August 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date:	August 18, 2015	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 18, 2015